UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 26, 2021

HORMEL FOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place
Austin, MN  55912
(Address of Principal Executive Office)

(507) 437-5611
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01465 par value	HRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [☐]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Section 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company conducted its annual stockholders’ meeting on January 26, 2021.

At the annual meeting, 480,990,722 shares were represented (89.1 percent of the 539,918,117 shares outstanding and entitled to vote). Three items were considered at the meeting and the results of the voting were as follows:

1.Election of Directors: The nominees in the proxy statement were: Prama Bhatt, Gary C. Bhojwani, Terrell K. Crews, Stephen M. Lacy, Elsa A. Murano, Ph.D., Susan K. Nestegard, William A. Newlands, Christopher J. Policinski, Jose Luis Prado, Sally J. Smith, James P. Snee, and Steven A. White. The results were as follows:

DIRECTOR:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Prama Bhatt	443,225,596	501,168	181,061	37,082,897
Gary C. Bhojwani	418,638,456	25,087,841	181,528	37,082,897
Terrell K. Crews	438,583,217	5,161,782	162,826	37,082,897
Stephen M. Lacy	438,591,689	5,130,367	185,769	37,082,897
Elsa A. Murano, Ph.D.	439,681,134	4,085,652	141,039	37,082,897
Susan K. Nestegard	440,589,886	3,173,322	144,617	37,082,897
William A. Newlands	394,803,509	48,916,855	187,461	37,082,897
Christopher J. Policinski	442,031,284	1,705,561	170,980	37,082,897
Jose Luis Prado	443,132,962	634,326	140,537	37,082,897
Sally J. Smith	441,825,471	1,910,159	172,195	37,082,897
James P. Snee	430,756,469	8,548,058	4,603,298	37,082,897
Steven A. White	436,248,435	7,492,809	166,581	37,082,897

2.  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021:

For:	465,662,953
Against:	15,093,776
Abstain:	233,993

3.  Advisory vote on the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s 2021 annual meeting proxy statement (as filed with the Securities and Exchange Commission on December 16, 2020):

For:	432,260,178
Against:	10,862,959
Abstain:	784,688
Broker Non-Vote:	37,082,897

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: January 28, 2021	By	/s/ JAMES N. SHEEHAN
JAMES N. SHEEHAN
Executive Vice President and
Chief Financial Officer

Dated: January 28, 2021	By	/s/ JANA L. HAYNES
JANA L. HAYNES
Vice President and Controller

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